                                                                   EXHIBIT 10.30

                           THIRD MODIFICATION TO THE
                  SECOND AMENDED AND RESTATED LOAN AGREEMENT
                  ------------------------------------------


     This Third Modification to the Second Amended and Restated Loan Agreement (this "Modification") is entered into as of November 29, 1996, between COLUMBUS
       ------------
REALTY TRUST ("Borrower"); BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank One"),
               --------                                            -------- -
individually and as agent for Banks; BANK UNITED OF TEXAS FSB ("United"); WELLS
                                                                ------
FARGO REALTY ADVISORS FUNDING, INCORPORATED ("Wells"); TEXAS COMMERCE BANK
                                              -----
NATIONAL ASSOCIATION ("TCB"); and COMERICA BANK - TEXAS ("Comerica"). Unless
                       ---                                --------
otherwise specified, all capitalized terms used herein shall have the meanings assigned to them in the Second Amended and Restated Loan Agreement dated as of February 3, 1995, between Borrower, Bank One, United, Wells, TCB, and Comerica, as subsequently modified (the "Loan Agreement").
                               --------------

                                   RECITALS:
                                   --------

     Borrower has requested that the Loan Agreement be modified to permit the sale of individual condominium units at the Springstead Condominiums in Dallas, Texas and the Villas at Valley Ranch in Irving, Texas (collectively, the "Units"
                                                                          -----
and singularly, a "Unit") and the release of the Liens created by a Deed of
                   ----
Trust encumbering such Units. Banks have agreed to modify the Loan Agreement as provided herein.

                                   AGREEMENT
                                   ---------

     For valuable consideration, whose receipt and sufficiency are acknowledged, Borrower and Banks agree as follows:

     1.  Release of Liens. Provided (a) no Event of Default then exists or will
         ----------------
exist after the sale and release of the Unit in question, and (b) Borrower provides Agent with any requested endorsements to the Title Insurance and complies with the other conditions set forth in Section 10.1 of the Loan Agreement, at Borrower's cost, upon written request by Borrower, Agent shall release the Liens created by a Deed of Trust encumbering a Unit in the Springstead Condominiums or the Villas at Valley Ranch in accordance with the terms and provisions of Section 10.1 of the Loan Agreement, provided that no Release Price shall be due for such release of a Unit unless all the Units of such Project have been sold.

     2.  Reduction in Collateral Value. Upon Agent's release of its Liens
         -----------------------------
created by a Deed of Trust encumbering a Unit in the Springstead Condominiums or the Villas at Valley Ranch, the Collateral Value shall be reduced by the following amounts for each Unit:

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

                                             Reduction in Collateral
                  Property                        Value Per Unit
                  --------                        --------------
          Springstead Condominiums                    $45,000
          Villas at Valley Ranch                      $55,000

     3.  Working Capital Loan. Section 2.2(a) of the Loan Agreement shall be
         --------------------
amended to read as follows:

         (a) Working Capital Commitment. The aggregate principal amount of all
             --------------------------
Advances at any one time outstanding under this Section 2.2 shall not exceed the lesser of the following amounts: (1) $8,000,000 and (2) the difference between
(A) the Maximum Balance Limit and (B) the then-outstanding principal balance of the Project Loan.

     4.  Validity of Banks' Rights. None of the liens, security interests, or
         -------------------------
rights securing the payment of the Loan are released, diminished or affected hereby and they are recognized to be valid and subsisting. Borrower represents and warrants to Banks, to the best of its knowledge, that there exists, as of the date hereof, no default and that all representations and warranties in the Loan Documents are true and correct in all material respects as of the date hereof. Borrower acknowledges that there are no offsets, claims, or defenses to its obligations under the Loan Document and hereby waives all claims, defenses, and rights of offset that it may have against Banks as of the date hereof (if any), whether known or unknown, and whether arising under tort, contract, at law or in equity.

     5.  Binding Effect; Governing Law; Counterparts. This Modification shall be
         -------------------------------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by Texas law. Except as modified hereby, the Loan Documents shall remain in effect. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.

     6.  Final Agreement. THIS MODIFICATION AND THE LOAN DOCUMENTS REPRESENT THE
         ---------------
FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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

     Executed as of the date first above written.


                              COLUMBUS REALTY TRUST, a Texas real estate investment trust



                              By: /s/ J Michael Lewis
                                  -----------------------------------------
                                  Senior Vice President and Treasurer
                              Address:     15851 N. Dallas Parkway, Suite 855
                                           Dallas, Texas 75248
                              Attn.:       J. Michael Lewis, Senior Vice
                                           President and Treasurer
                              Telephone:   (214) 77O-5182
                              Fax:         (214) 770-5109



                              BANK ONE, TEXAS, NATIONAL ASSOCIATION, as
                              Agent and Bank


                              By: /s/ Dale W. Renner
                                 ------------------------------------------
                                 Dale W. Renner, Vice President
                              Address:     1717 Main Street, Fourth Floor
                                           Dallas, Texas 75201
                              Attn.:       Dale W. Renner
                              Telephone:   (214) 290-2891
                              Fax:         (214) 290-2275


                              COMERICA BANK - TEXAS, as Bank



                              BY:__________________________________________
                                  Vice President
                              Address:     1601 Elm Street, Second Floor
                                           Dallas, Texas 75201
                              Attn.:       Daniel P. Fryman
                              Telephone:   (214) 979-8377
                              Fax:         (214) 979-8383

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

                                  WELLS FARGO BANK, NATIONAL ASSOCIATION, F/K/A:

                              WELLS FARGO REALTY ADVISORS FUNDING,
                              INCORPORATED, as Bank



                              By:___________________________________________
                                    Vice President



                              By:     N/A
                                 __________________________________________
                                      Assistant Secretary
                              Address:    Wells Fargo Bank, National Association
                                          Attn.:  Loan Administration Manager
                                          12377 Merit Drive, Suite 300
                                          Dallas, Texas 75251
                              Telephone:  (214) 661-8980, ext. 607
                              Fax:        (214) 386-4723
                              and
                              Address:    Wells Fargo Bank, National Association
                                          Attn.:  Chief Credit Officer-Real
                                                  Estate Group
                                          420 Montgomery Street, Sixth Floor
                                          San Francisco, California 94163


                              TEXAS COMMERCE  BANK  NATIONAL
                              ASSOCIATION, as Bank


                              By:__________________________________________
                              Name:________________________________________
                              Title:_______________________________________
                              Address:   2200 Ross Avenue, Seventh Floor
                                         Dallas, Texas 75201
                              Attn.:     Barry J. Olson
                              Telephone: (214) 922-2866
                              Fax:       (214) 922-2290

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

                              BANK UNITED OF TEXAS FSB, as Bank


                              By: /s/ William B. McDonald
                                 ------------------------------------------
                                  Vice President
                              Address:   3200 Southwest Freeway, Suite 1900
                                         Houston, Texas 77027
                              Attn.:     William B. McDonald
                              Telephone: (713) 965-6721
                              Fax:       (713) 965-6604


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